UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 8, 2024

Lions Gate Entertainment Corp.

(Exact name of registrant as specified in charter)

British Columbia, Canada

(State or Other Jurisdiction of Incorporation)

1-14880	N/A
(Commission File Number)	(IRS Employer Identification No.)

(Address of principal executive offices)

250 Howe Street, 20th Floor

Vancouver, British Columbia V6C 3R8

and

2700 Colorado Avenue

Santa Monica, California 90404

Registrant’s telephone number, including area code: (877) 848-3866

No Change

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Class A Voting Common Shares, no par value per share	LGF.A	New York Stock Exchange
Class B Non-Voting Common Shares, no par value per share	LGF.B	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On May 8, 2024 (the “Effective Date”), Lions Gate Entertainment Corp. (the “Company”) and certain of its subsidiaries completed the previously announced private exchange, pursuant to which the parties exchanged $389,861,000 aggregate principal amount of 5.500% senior notes due 2029 (the “Existing Notes”) for $389,861,000 aggregate principal amount of new 5.500% exchange notes due 2029 (the “New Notes”).

Supplemental Indenture

On the Effective Date, Lions Gate Capital Holdings LLC, the guarantors named therein, and Deutsche Bank Trust Company Americas, as trustee, entered into a supplemental indenture to the indenture, dated as of April 1, 2021 governing the Existing Notes (the “Supplemental Indenture”) consented to by the holders of a majority of the Existing Notes, that, among other things, amended the terms thereof to remove certain restrictive covenants and events of default.

The foregoing description of the Supplemental Indenture is not intended to be complete and is qualified in its entirety by reference to the full text of the Supplemental Indenture, a copy of which is filed as Exhibit 4.1 to this Current Report on Form 8-K and incorporated herein by reference.

Indenture

The New Notes were issued by Lions Gate Capital Holdings 1, Inc. (“LGCH1”) pursuant to an indenture, dated May 8, 2024 (the “Indenture”), by and among LGCH1, the guarantors named therein and U.S. Bank Trust Company, National Association, as trustee.

The New Notes initially mature on April 15, 2029 and bear interest at the rate of 5.500% per annum. Interest on the New Notes accrues from April 15, 2024 and is payable semiannually in arrears on April 15 and October 15 of each year, commencing on October 15, 2024. Upon the Separation Closing Date as defined therein, the interest rate will increase from 5.500% to 6.000% per annum and the maturity date will extend from April 15, 2029 to April 15, 2030. The New Notes will initially be guaranteed by all existing obligors under the Existing Notes, and upon the separation of the Studio Business and the STARZ Business of the Company will be guaranteed exclusively by entities which are part of the Studio Business.

The Issuer under the New Notes may redeem the notes, in whole at any time, or in part from time to time, prior to or on and after the Separation Closing Date at certain specified redemption prices set forth in the Indenture, plus accrued and unpaid interest, if any, to, but not including, the redemption date.

The Indenture provides for the full separation of the Company’s Studio and STARZ Businesses each as defined therein and assumption of the New Notes by the Studio Business on the Separation Closing Date. The Indenture also contains covenants that will limit the ability of Parent as defined therein and certain of its subsidiaries to, among other things and subject to certain important and significant limitations, qualifications and exceptions (including in respect of the Separation Transactions as defined therein), incur, assume or guarantee additional indebtedness; declare or pay dividends or make other distributions with respect to, or purchase or otherwise acquire or retire for value, equity interests; make principal payments on, or redeem or repurchase, subordinated debt; make loans, advances or other investments; incur liens; sell, transfer or otherwise dispose of certain assets or consolidate or merge with or into another person; and enter into transactions with affiliates. The Indenture also provides for certain events of default, which, if any of them occurs, would permit or require the principal, premium, if any, interest and any other monetary obligations on all the then outstanding New Notes to be declared immediately due and payable.

The foregoing description of the Indenture is not intended to be complete and is qualified in its entirety by reference to the full text of the Indenture, a copy of which is filed as Exhibit 4.2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above related to the issuance of the New Notes under Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Important Information for Investors and Stockholders

This current report does not constitute an offer to sell or the solicitation of an offer to buy the New Notes nor shall there be any offer, solicitation or sale of the New Notes in any state in which such offer, solicitation or sale would be unlawful. The New Notes have not been and will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), or applicable state securities laws, and may not be offered or sold in the United States absent registration or pursuant to an applicable exemption from the registration requirements of the Securities Act and applicable state securities laws.

Caution Regarding Forward-Looking Statements

This Current Report contains certain statements that may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act, and Section 21E of the Exchange Act. Forward-looking statements include, but are not limited to, statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “seek,” “should,” “target,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements may include, for example, statements about the Company’s ability to effectuate the separation of the Studio Business and the STARZ Business of the Company. These forward-looking statements are based on information available as of the date of this Current Report, and current expectations, forecasts and assumptions, and involve a number of judgments, risks and uncertainties. Accordingly, forward-looking statements should not be relied upon as representing the Company’s views as of any subsequent date, and the Company does not undertake any obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws. The Company cannot give any assurance that the Company will achieve its expectations. You should not place undue reliance on these forward-looking statements. As a result of a number of known and unknown risks and uncertainties, the Company’s actual results or performance may be materially different from those expressed or implied by these forward-looking statements. Some factors that could cause actual results to differ include the risk that the separation of the Studio Business and the STARZ Business of the Company is substantially delayed or does not occur; and those other risks and uncertainties indicated from time to time in the annual report on Form 10-K (the “Form 10-K”) filed with the Securities and Exchange Commission on May 25, 2023, including those under “Risk Factors” in the Form 10-K, the quarterly report on Form 10-Q filed with the Securities and Exchange Commission on February 8, 2024 and in the other periodic reports and other filings of the Company with the Securities and Exchange Commission.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

4.1	Supplemental Indenture No. 10, dated as of May 8, 2024, among Lions Gate Capital Holdings LLC, the guarantors party thereto, and Deutsche Bank Trust Company Americas, as Trustee

4.2	Indenture, dated as of May 8, 2024, among Lions Gate Capital Holdings 1, Inc., the guarantors party thereto, and U.S. Bank Trust Company, National Association, as Trustee

104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 8, 2024

LIONS GATE ENTERTAINMENT CORP.

By:	/s/ James W. Barge
Name:	James W. Barge
Title:	Chief Financial Officer